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                                                                   Exhibit 10.14

                          SHAREHOLDER RIGHTS AGREEMENT

      SHAREHOLDER RIGHTS AGREEMENT (the "Agreement"), dated as of February 10, 1997, among Ural Petroleum Corporation, a Delaware corporation (the "Company") and Brunswick Fitzgibbons Trust Company LLC, a Delaware limited liability company (the "Equity Investor").

      WHEREAS, the Company has agreed to grant its principal stockholders, Brunswick Russia Investments Limited, a Jersey corporation ("Brunswick") and John B. Fitzgibbons ("Fitzgibbons"), registration and preemptive rights; and

      WHEREAS, Brunswick and Fitzgibbons have placed their UPC Voting Securities (as hereinafter defined) in a voting trust (the "Voting Trust") pursuant to a voting trust agreement and appointed the Equity Investor as trustee thereof.

      NOW THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

I. DEFINITIONS

      1.1. As used in this Agreement, the following terms shall have the following meanings:

      "Commission" means the Securities and Exchange Commission.

      "Company" has the meaning given thereto in the introductory paragraph to this Agreement.

      "Equity Investor" has the meaning given thereto in the introductory paragraph to this Agreement.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Holder" means the Equity Investor and any assignee or transferee of a Registrable Security initially held by the Equity Investor.

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      "Indemnified Person" has the meaning given thereto in Section 2.5(a) of this Agreement.

      "Initiating Holders" means any Holder or Holders initiating a request pursuant to Section 2.1 for the registration of all or part of such Holder's or Holders' Registrable Securities.

      "Proposed Issuance" shall have the meaning given thereto in Section 3.1 of this Agreement.

      "Public Offering" means any offering of stock registered under the Securities Act.

      "Registrable Securities" means (i) all shares of UPC Common Stock now or hereafter owned by the Holders and (ii) all securities issued or issuable with respect to any Registrable Securities by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. Any Registrable Security will cease to be a Registrable Security when (i) a registration statement covering such Registrable Security has been declared effective by the Commission and the Registrable Security has been disposed of pursuant to such effective registration statement, (ii) the Registrable Security is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or (iii) the Registrable Security has been otherwise transferred, the Company has delivered a new certificate or other evidence of ownership for it not bearing a legend restricting further transfer, and it may be resold without subsequent registration under the Securities Act.

      "Registration Expenses" shall have the meaning given thereto in Section 2.1(c).

      "Securities Act" means the Securities Act of 1933, as amended.

      "Selling Holder" means a Holder who is selling, or who intends to sell, Registrable Securities pursuant to a registration statement.

      "Underwriter(s)" means a securities dealer which purchases any Registrable Securities as principal and not as a part of such dealer's market-making activities.


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      "UPC Common Stock" means shares of common stock, no par value, of the
Company.

      "UPC Voting Securities" means UPC Common Stock and any other issued and outstanding securities of UPC generally entitled to vote in the election of directors of UPC.

      "Voting Trust" has the meaning given thereto in the recitals to this Agreement.

II. REGISTRATION

      2.1. Registration on Request.

      (a) Request. At any time following the date of this Agreement, upon the written request of a Holder, requesting that the Company effect the registration under the Securities Act of Registrable Securities representing at least 3% of the then outstanding capital stock of UPC, specifying the intended method of disposition thereof, the Company will promptly give written notice of such request to all Holders, and subject to the terms of this Agreement, use its best efforts to effect (at the earliest possible date and, if possible, within 90 days after the giving of such written notice to the Company) the registration under the Securities Act of (i) the Registrable Securities which the Company has been so requested to register by the Initiating Holder for disposition in accordance with the intended method of disposition stated in such request; (ii) all other Registrable Securities, the Holders of which shall have made a written request to the Company for registration thereof within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities); and (iii) all shares of UPC Common Stock which the Company may elect to register in connection with the offering of Registrable Securities pursuant to this Section 2.1.

      (b) Registration Statement Form. Registrations under this Section 2.1 shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and the Initiating Holder and (ii) as shall permit the disposition of each Holder's Registrable Securities in accordance with the intended method or methods of disposition specified in such Holder's request for registration.


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      (c) Expenses. The Company will pay all Registration Expenses in connection with each of the registrations of Registrable Securities effected by the Company pursuant to this Section 2.1. The term "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with this
Section 2 including, without limitation, all registration and filing fees; all stock exchange listing fees; all applicable transfer taxes, if any; all fees and expenses of complying with securities or blue sky laws; all word processing, duplicating and printing expenses; expenses of Underwriter(s) (excluding discounts and commissions); the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits required by or incident to such performance and compliance; the reasonable fees and disbursements of counsel for each Holder of Registrable Securities being registered, chosen by such Holder and any allocation of Company personnel or other general overhead expenses of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business.

      (d) Priority in Requested Registrations. If a requested registration pursuant to this Section 2.1 involves an underwritten offering, the Company shall not be required to register any Registrable Securities held by holders of UPC Common Stock other than the Selling Holders unless such holders of UPC Common Stock accept the terms of the underwriting agreement and then, only in such quantity as shall not, in the written opinion of the managing Underwriter(s), exceed the maximum number of shares of UPC Common Stock that can be marketed, within a price range acceptable to the Selling Holders, without materially adversely affecting the offering by the Selling Holders. If the managing Underwriter(s) advise the Company in writing (with a copy to the Selling Holders) that in its good faith opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without having a materially adverse affect on the success of such offering, then the Company shall be required to include in such registration the maximum number of shares that the Underwriter(s) advises can be sold, allocated (x) first to the Registrable Shares requested to be included in such registration by the Selling Holders (y) second, to any securities the Company proposes to sell, and (z) third, among the Registrable Securities requested to be included in such registration by any other holders of UPC Common Stock, pro rata among such other holders on the basis of the number of UPC Common Stock each such holder requests to be included in the registration or on the basis established in any agreement between the Company and such holders of UPC Common Stock.


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      2.2. Incidental Registration

      (a) Right to Include Registrable Securities. If the Company at any time proposes to register any of its securities under the Securities Act (other than pursuant to a registration statement on Form S-4 or Form S-8 (or similar or successor forms) and other than pursuant to Section 2.1), whether or not for its own account, it will each such time give prompt written notice to the Holders of its intention to do so (but in no event less than 15 days before the anticipated filing date) and offer the Holders the opportunity to register such number of shares of Registrable Securities as such Holder may request. Upon the written request of a Holder delivered to the Company within 30 days after the receipt of any such notice (which request shall specify the number of Registrable Securities intended to be disposed of by such Holder and, if applicable, the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, include in such registration such number of Registrable Securities as such Holder may specify in its request; provided, however, that if, at any time after giving written notice of its intention to register any of its securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay the registration of such securities, the Company may, at its election, give written notice of such determination to each Holder requesting registration of securities pursuant to this Section 2.2 and thereupon (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses already incurred in connection therewith as provided in subsection (b) of this
Section 2.2), without prejudice, however, to the rights of the Holders to request that such registration be effected as a registration pursuant to Section
2.1 and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.

      (b) Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities pursuant to this Section 2.2, whether or not the registration becomes effective and a closing occurs.

      (c) Priority in Incidental Registration. If a registration pursuant to this Section 2.2 involves an underwritten offering of securities so being registered, the Company will use its best efforts to cause the managing Underwriter(s) to include such Registrable Securities among those securities to be distributed by or through such Underwriter(s) (on the same terms and conditions as the UPC Common Stock of the Company included therein to the extent appropriate). Notwith-


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      standing the foregoing, if the managing Underwriter(s) of such underwritten offering shall inform the Company in writing (with a copy to the Holders requesting inclusion of Registrable Securities in such offering) of its good faith belief that the distribution of all or a specified number of such Registrable Securities concurrently with the securities being distributed by the Underwriter(s) would interfere with the successful marketing of the securities being distributed by such Underwriter(s) (such writing to state the basis of such belief and the approximate number of such Registrable Securities which may be distributed without such effect), the Company shall include in such registration the number (if any) of Registrable Securities so requested to be included which in the opinion of such Underwriter(s) can be sold and shall not include in such registration any securities (other than securities being sold by the Company which the Company shall have priority in being included in such registration) so requested to be included other than Registrable Securities unless all Registrable Securities requested to be so included are included therein (and if in the opinion of such Underwriter(s), some but not all of the Registrable Securities may be so included, all Selling Holders shall share pro rata in the number of shares of Registrable Securities included in such offering on the basis of the number of Registrable Securities requested to be included therein).

      (d) Reservation of Right to Registration on Request. No registration effected under this Section 2.2 shall relieve the Company of its obligation to effect any registration upon request under Section 2.1, nor shall any such registration hereunder be deemed to have been effected pursuant to Section 2.1.

      2.3 Registration Procedures.

      (a) If and whenever the Company is requested or required to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2.1 or 2.2, the Company will promptly:

            (i) prepare and file with the Commission a registration statement on the appropriate form with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective as promptly as practicable, provided, however that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 2.2(a), its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto, provided further that before filing such registration statement or any amendments


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      thereto, the Company will furnish to the counsel selected by the Selling
      Holders copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

            (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all such Registrable Securities have been disposed of in accordance with the intended method of disposition by the Selling Holders set forth in such registration statement or the expiration of 270 days after such registration statement becomes effective;

            (iii) furnish to each Selling Holder such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as such Selling Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Selling Holder;

            (iv) use its best efforts to register or qualify all securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States and its territories, if applicable, as each Selling Holder shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement; provided, however, that the Company shall not be required solely in order to accomplish the foregoing, to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify, or to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;


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            (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Selling Holders to consummate the disposition of such Registrable Securities;

            (vi) notify each Selling Holder upon the Company's discovery that, or upon the happening of any event as a result of which any prospectus included in any registration statement which includes Registrable Securities, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of each such Selling Holder prepare and furnish to each such Selling Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein necessary to make the statements therein not misleading in the light of the circumstances then existing;

            (vii) advise each Selling Holder promptly after the Company shall receive notice or obtain knowledge of the issuance of any stop order by the Commission suspending the effectiveness of any registration statement or amendment thereto or of the initiation or threatening of any proceeding for that purpose, and use its best efforts to prevent the issuance of any stop order or obtain its withdrawal if such stop order should be issued, at the earliest possible moment;

            (viii) comply with all applicable rules and regulations of the Commission, and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

            (ix) use its best efforts to cause all such Registrable Securities to be listed on each securities exchange or inter-dealer quotation


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                  system on which the UPC Common Stock is then listed or will be listed following such offering, provided that the applicable listing requirements are satisfied;

      The Company may require each Selling Holder to furnish the Company with such information regarding themselves and the distribution of their Registrable Securities as the Company may from time to time reasonably request in writing, for inclusion in the applicable registration statement, as reasonably determined by the Company to be required by law, or by the Commission, in connection therewith.

      (b) Whenever a registration is requested pursuant to Section 2.1, the Selling Holders thereunder shall have the right to select the managing Underwriter(s) to administer the offering. If the Company at any time proposes to register any of its securities under the Securities Act for sale for its own account and such securities are to be distributed by or through one or more Underwriter(s), and a Selling Holder chooses to participate pursuant to Section 2.2, the Company shall select the managing Underwriter(s) of nationally recognized standing, such selection to be subject to the approval of the Selling Holders, such approval not to be unreasonably withheld.

      (c) If any registration pursuant to Section 2.1 or 2.2 shall be in connection with an underwritten Public Offering, the Holders agree not to, unless agreed to in writing by the managing Underwriter(s) or the Company, effect any public sale or distribution, including any sale pursuant to Rule 144 of the Securities Act, of any Registrable Securities (other than as part of such underwritten Public Offering) within the period commencing on the date specified by the managing Underwriter(s) not to exceed 30 days prior to the effective date of such registration statement and ending on the date specified by the managing Underwriter(s) not to exceed 180 days after the effective date of such registration statement or such shorter period as any holder of securities of the Company being sold pursuant to the registration statement has agreed not to effect any public sale or distribution. The Holders agree that the Company may instruct its transfer agent to place stop transfer notations in its records to enforce this Section 2.3(c). The Company agrees not to effect any public sale or distribution of its equity securities, or any securities convertible or exchangeable or exercisable for such securities, within the period commencing on the date specified by the managing Underwriter(s) not to exceed 30 days prior to the effective date of such registration statement and ending 180 days after the effective date of such registration statement (except as part of such underwritten Public Offering or pursuant to a registration on Form S-8, S-4 or any successor forms).


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      (d) Each Holder agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subsection (a)(vii) of this Section 2.3, it will forthwith discontinue the disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until its receipt of the copies of the supplemented or amended prospectus contemplated by subsection (a)(vii) of this Section 2.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Selling Holder's possession, of the prospectus relating to such Registrable Securities at the time of receipt of such notice; provided, that if the registration statement is for an underwritten offering, the Selling Holders will use their best efforts to cause the managing Underwriter(s) of such offering to discontinue the disposition of Registrable Securities. In the event the Company shall give any such notice, the period referred to in subsection (a)(ii) of this Section 2.3 shall be extended by the length of the period from and including the date when each seller of any Registrable Securities covered by such registration statement shall have received such notice to the date on which each such seller has received the copies of the supplemented or amended prospectus contemplated by subsection (a)(vii) of this Section 2.3.

      2.4. Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement registering Registrable Securities, the Company will give the Selling Holders on whose behalf such Registrable Securities are to be so registered and their Underwriter(s), if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Selling Holder and such Underwriter(s) or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

      2.5. Underwritten Offerings.

      (a) Requested Underwritten Offerings. If requested by the Underwriter(s) for any underwritten offering by Selling Holders pursuant to a registration requested under Section 2.1, the Company will enter into an underwriting agreement with such Underwriter(s) for such offering, such agreement to be satisfactory in substance and form to the Company, each such Selling Holder and the Underwriter(s), and to contain such representations and warranties by the


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Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in section 2.6. The Selling Holders will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable suggestions of the Company regarding the form thereof, provided that nothing herein contained shall diminish the foregoing obligations of the Company. The Selling Holders shall be parties to such underwriting agreement and may, at their operation, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such Underwriter(s) shall also be made to and for the benefit of such Selling Holders and that any or all of the conditions precedent to the obligations of such Underwriter(s) under such underwriting agreement be conditions precedent to the obligations of such Selling Holders. Any such Selling Holder shall not be required to make any representations or warranties to or agreements with the Company or the Underwriter(s) other than representations and warranties contained in a writing furnished by such Selling Holder expressly for use in such registration statement or agreements regarding such Selling Holder, such Selling Holder's Registrable Securities and such Selling Holder's intended method of distribution and any other representation required by law.

      (b) Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by section 2.2 and such securities are to be distributed by or through one or more Underwriter(s), the Selling Holders shall be parties to the underwriting agreement between the Company and such Underwriter(s) and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such Underwriter(s) shall also be made to and for the benefit of such Selling Holders and that any or all of the conditions precedent to the obligations of such Underwriter(s) under such underwriting agreement be conditions precedent to the obligations of such Selling Holders. No Selling Holder shall be required to make any representations or Warranties to or agreements with the Company or the Underwriter(s) other than representations, warranties or agreements regarding such Selling Holder, such Selling Holder's Registrable Securities and such Selling Holder's intended method of distribution and any other representation required by law.

      (c) Participation in Underwritten Offerings. No person may participate in any underwritten offering hereunder unless such person (i) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Company and a majority of the Selling Holders and (ii) completes and executes all question-


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naires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements. Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) shall require any Selling Holder to make any representations or warranties to or agreements with the Company or the Underwriter(s) other than representations and warranties contained in a writing furnished by such Selling Holder expressly for use in the related registration statement or agreements regarding such Selling Holder, such Selling Holder's Registrable Securities and such Selling Holder's intended method of distribution and any other representation required by law.

      2.6.Indemnification.

      (a) Indemnification by the Company. In the event of any registration of any securities of the Company pursuant to Section 2.1 or 2.2, the Company will, and hereby does, indemnify and hold harmless each Selling Holder, its directors and officers, employees, representatives and affiliates, each officer and director of each underwriter, each other person who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act (each an "Indemnified Person") from and against any and all losses, claims, damages, liabilities and expenses (including legal fees and expenses and costs of Investigation), joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered or qualified under the Securities Act or otherwise, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, or any document incorporated by reference therein or incident to any such registration or qualification, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by the Company of the Securities Act or any rule or regulation promulgated thereunder and relating to action or inaction required of the Company in connection with any such registration or qualification or compliance thereunder; and the Company will reimburse each Indemnified Person for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable to such Indemnified Person in any such case to the extent that any such loss, claim,


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damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement or any documents incorporated by reference in any of the above in reliance upon and in conformity with written information furnished by such Indemnified Person to the Company and designated in writing by such Person to be specifically for use in the preparation thereof, provided, further that the Company shall not be liable to any Indemnified Person who participates as an underwriter in the offering or sale of Registrable Securities or to any other Indemnified Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof), or expense arises out of such Indemnified Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in full in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Person and shall survive the transfer of such securities by such Indemnified Person.

      (b) Indemnification by the Sellers. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2.3, that the Company shall have received an undertaking satisfactory to it from the prospective Selling Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subsection (a) of this Section 2.6) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto or any documents incorporated by reference in any of the above, if such statement or omission was made solely in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Selling Holder stating that it is specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of Registrable Securities by such Selling


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Holder; provided, however, that such Selling Holder's liability hereunder shall not exceed the aggregate net proceeds received by such Selling Holder from the sale of their Registrable Securities in such offering.

      (c) Defense of Claim. If any action or proceeding (including any governmental investigation) shall be brought or directed against any party hereto (or its officers, directors or agents), the party against whom indemnification is sought shall be permitted to (or, if requested, shall) assume the defense of such claim, including the employment of counsel and the payment of all expenses, unless a conflict of interest may exist which respect to such claim or differing or additional defenses may be available to the other party. If defense of a claim is assumed by an indemnifying party, the indemnified party shall not be liable for any settlement of such action or proceedings effected without their prior written consent. No indemnifying party shall not consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the indemnified party of release from all liability in respect to such claim or litigation. Any party entitled to indemnification hereunder agrees to give prompt written notice to the other party of any written notice of the commencement of any action, suit, proceedings or investigation or threat thereof for which such party may claim indemnification or contribution pursuant to this Agreement; provided, however, that failure to give such notice shall not limit any party's right to indemnification or contribution hereunder. Notwithstanding the foregoing, an indemnified party hereunder shall always have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party.

      (d) Contribution. If the indemnification provided for in this Section 2.6 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, expenses or action in respect thereof referred to herein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, expenses or actions in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and the indemnified party on the other, in connection with the statement or omission which resulted in such losses, claims, damages, liabilities, expenses or actions as well as any other relevant equitable considerations, including the failure to give the notice required hereunder. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which did not take into account the equitable considerations referred to herein. The amount paid or payable to an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above, shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the contribution provisions of this section, in no event shall the amount contributed by each Holder exceed the aggregate net offering proceeds received by such Holder from the sale of their Registrable Securities. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this subsection (c), no Holder shall be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder from the sale of Registrable Securities exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission.

      (e) Other Indemnification. Indemnification similar to that specified in the preceding subsections of this Section 2.6 (with appropriate modifications) shall be given by the Company and the Holders with respect to any required registration or other qualification of such Registrable Securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

      (f) Indemnification Payments. The indemnification required by this Section
2.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expenses, loss, damage or liability is incurred.

III. PREEMPTIVE RIGHTS

      3.1. Preemptive Rights. Prior to a Public Offering of UPC Common Stock, the Holders shall be entitled to participate in all future sales or issuances by UPC of UPC Common Stock (or rights to acquire UPC Common Stock or securities convertible into, or exchangeable for, UPC Common Stock) to the extent necessary to maintain their proportionate fully diluted equity interest in

UPC as that interest exists at the time of such issuance. UPC will provide the Holders with at least 15 days advance written notice of any such proposed sale or issuance (a "Proposed Issuance"), which notice shall contain all relevant information pertaining thereto (including without limitation the identity of the proposed beneficial and record owners of the UPC Common Stock to be issued or sold and the purchase price per share) and an offer to the Holders to participate in the Proposed Issuance (at a price per share and upon terms and conditions no less favorable than those provided to other offerees or purchasers of UPC Common Stock in the Proposed Issuance) to the extent necessary for the Holders to maintain their proportionate fully diluted equity interest in UPC. At the Holders' sole option, either of the Holders may participate in the Proposed Issuance by purchasing the full number of UPC Common Stock necessary to maintain its proportionate equity interest or any lesser number thereof. In the event the terms of the Proposed Issuance change, UPC will provide the Holders with a new 15-day advance notice period prior to consummating the transaction contemplated by the Proposed Issuance. These preemptive rights shall not apply to the following sales or issuances: (i) pursuant to an employee stock option plan, stock purchase plan or similar benefit program, agreement or sale or issuance to directors, employees or consultants which sales or issuances do not exceed 15% of the then outstanding capitalization of UPC; (ii) as consideration for the acquisition by UPC or any of its affiliates of all or a part of another business or the merger of any business entity with or into UPC or any of its affiliates or (iii) issuance of securities described in the Ural Petroleum Corporation Information Memorandum, dated December 1, 1996, including those described in
Section 1.3.2 thereof.

IV. MISCELLANEOUS

      4.1. Rules 144 and 144A. So long as the Company shall not have filed a registration statement pursuant to Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company shall, at any time and from time to time, upon the request of any Holder and upon the request of any person designated by such Holder as a prospective purchaser of any Registrable Securities, furnish in writing to such Holder or such prospective purchaser, as the case may be, a statement as of a date not earlier than 12 months prior to the date of such request of the nature of the business of the Company and the products and services it offers and copies of the Company's most recent balance sheet and profit and loss and retained earnings statements, together with similar financial statements for such part of the two preceding fiscal years as the Company shall have been in operation, all such financial statements to be audited to the extent audited statements are reasonably available, provided that, in no event the most recent financial statements so furnished shall include a balance sheet as of a date less than 16 months prior to the date of such request, statements of profit and loss and retained earnings for the 12 months preceding the date of such balance sheet, and, if such balance sheet is not as of a date less than 6 months prior to the date of such request, additional statements of profit and loss and retained earnings for the period from the date of the balance sheet to a date less than 6 months prior to the date of such request. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company shall timely file the reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports, will, upon the request of any Holder, make publicly available other information), and will take such further action as the Holders may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a Written statement as to whether it has complied with the requirements of this Section 4.1.

      4.2. Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not enter into any agreements with respect to its securities which is inconsistent with the rights granted to the Holders under this Agreement, or otherwise conflicts with the provisions hereof, in any case, without the written consent of a majority of the Holders.

      4.3. Effect of Termination of Voting Trust. In the event that the Voting Trust is terminated prior to the termination of this Agreement, each of Brunswick and Fitzgibbons shall be entitled to the rights granted to the Equity Investor pursuant to this Agreement.

      4.4. Termination. Except for Sections 2.1(c), 2.2(b) and 2.6 hereof, this Agreement shall automatically terminate when the Holders cease to hold any Registrable Securities.

      4.5. Notices. All notices, requests and other communications hereunder shall be in writing and shall be delivered by hand, by nationally recognized courier service, by facsimile transmission, receipt confirmed or certified mail (postage prepaid, return receipt requested, if available):

                         (a)   if to UPC, to:

                               Ural Petroleum Corporation
                               125 Park Avenue, 8th Floor
                               New York, New York 10017
                               (T) (212) 479-2398
                               (F) (212) 479-2505

                         (b)   if to the Equity Investor, to:

                               Brunswick Fitzgibbons Trust Company LLC
                               Attn: Steven F. Scott
                               Ropes & Grey
                               One International Place
                               Boston, MA 02110-2624
                               (T) (617) 951-7000
                               (F) (617) 951-7050

                               with copies to:
                               John Fitzgibbons
                               155 West 68th Street
                               Apt. 412
                               New York, NY 10023
                               (T) (212) 877-2105

                               and
                               Brunswick Russia Investments Limited

                               Attn: Brunswick Group
                               One Angel Court
                               London, EC2R 7HJ
                               (T) 44-171-726-8000
                               (F) 44-171-726-8191

Each such notice, request or communication shall be effective (a) if delivered by hand or by nationally recognized courier service, when delivered at the address specified in this Section 4.4 (or in accordance with the latest unrevoked written direction from such party), (b) if given by fax, when such fax is transmitted to the fax number specified in this Section 4.4 (or in accordance with the latest unrevoked written direction from such party), and the appropriate confirmation is received or (c) if by certified mail, upon mailing.

      4.6. Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "included," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

      4.7. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the parties shall negotiate in good faith with a view to the substitution therefor of a suitable and equitable solution in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid provision; provided, however, that the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

      4.8. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall, taken together, be considered one and the same agreement, it being understood that both parties need not sign the same counterpart.

      4.9. Entire Agreement; No Third Party Beneficiaries. This Agreement (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (b) is not intended to confer upon any person, other than the parties hereto, any rights or remedies hereunder.

      4.10. Further Assurances. Each party shall execute, deliver, acknowledge and file such other documents and take such further actions as may be reasonably requested from time to time by the other party hereto to give effect to and carry out the transactions contemplated herein.

      4.11. Governing Law; Equitable Remedies. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law. Each Holder, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Agreement, the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

      4.12. Amendments and Waivers.

      (a) No provision of this Agreement may be amended or waived unless such amendment or waiver is in writing and signed, in the case of an amendment, by the parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective.

      (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

      4.13. Assignments. Neither this Agreement nor any of the rights or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of each of the other parties, except that any party may assign all its rights and obligations to the assignee of all or substantially all of the assets of such party, provided that such party shall in no event be released from its obligations hereunder without the prior written consent of the other parties hereto. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Any attempted assignment in contravention hereof shall be null and void.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                                        URAL PETROLEUM CORPORATION


                                        By: /s/ John B. Fitzgibbons
                                           -------------------------------------
                                           Name: John B. Fitzgibbons
                                           Title: Chief Executive Officer

                                        BRUNSWICK FITZGIBBONS TRUST
                                        COMPANY LLC


                                        By: /s/ Steven F. Scott
                                           -------------------------------------
                                           Name: Steven F. Scott
                                           Title: